[CONFORMED COPY]

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            December 9, 1998



        ARROW-MAGNOLIA INTERNATIONAL, INC.
     (Exact name of small business issuer as specified in its charter)

                                   Texas
      (State or other jurisdiction of incorporation or organization)


0-4728                                            75-0408335
(Commission File Number)                 (I.R.S. Employer Identification No.)


                   2646 Rodney Lane, Dallas, Texas 75229
                 (Address of principal executive offices)

                              (972) 247-7111
           (Registrant's Telephone Number, Including Area Code)

       (Former Name or Former Address, if Changed Since Last Report)
PAGE
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Item 4.   Changes in Registrant's Certifying Accountant.

     Philip Vogel & Co., P.C. has been engaged as the principal accountants to audit the financial statements of Arrow-Magnolia International, Inc. (the "Company"). Effective December 9, 1998, Philip Vogel & Co., P.C. accepted the position. The Company has not previously consulted with that firm regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or upon any matter that was a subject of disagreement with its previous accountants.

     The selection of Philip Vogel & Co., P.C. has been approved by the Audit Committee and the Board of Directors of Arrow-Magnolia International, Inc.

Item 7.   Financial Statements and Exhibits.

     None.


                                 SIGNATURE

     Pursuant to the requirement of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ARROW-MAGNOLIA INTERNATIONAL,
                                   INC.


Date:  December 11, 1998           By:  /s/ Morris Shwiff
                                        Morris Shwiff, President
                                        and Principal Executive
                                        Officer